UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2026

Hercules Capital, Inc.
(Exact name of registrant as specified in its charter)

Maryland	814-00702	74-3113410
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1 North B Street, Suite 2000 San Mateo, CA	94401
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (650) 289-3060
Not Applicable
(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HTGC	New York Stock Exchange
6.25% Notes due 2033	HCXY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 18, 2026, Hercules Capital, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). As of April 9, 2026, the record date for the Annual Meeting, 187,133,158 shares of the Company’s common stock were outstanding and entitled to vote.
The following matters were submitted at the Annual Meeting to the stockholders for consideration:

Proposal 1.	Election of one independent director

Proposal 2.	Advisory vote to approve the Company’s named executive officer compensation

Proposal 3.	Advisory vote on the frequency of the advisory vote on executive compensation

Proposal 4.	Approve the amendment and restatement of the Hercules Capital, Inc. Amended and Restated 2018 Equity Incentive Plan

Proposal 5.	Approve the amendment and restatement of the Hercules Capital, Inc. 2018 Non-Employee Director Plan

Proposal 6.	Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026

At the Annual Meeting, stockholders (i) elected Robert P. Badavas to serve as a Class I independent director until 2029, or until his successor is elected and qualified, (ii) on an advisory basis, approved the Company’s named executive officer compensation, (iii) on an advisory basis, selected 1 year as the frequency of the advisory vote on executive compensation, (iv) approved the amendment and restatement of the Hercules Capital, Inc. Amended and Restated 2018 Equity Incentive Plan, (v) approved the amendment and restatement of the Hercules Capital, Inc. 2018 Non-Employee Director Plan, and (vi) ratified the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent public accountant for the year ending December 31, 2026. In light of these voting results, the Company intends to hold a non-binding, advisory stockholder vote on the compensation of the Company’s named executive officers on an annual basis until the next required vote on the frequency of advisory votes to approve executive compensation, or until the Board of Directors otherwise determines a different frequency for such non-binding votes. Detailed results are below.

	For	Against	Abstain	Broker Non-Votes
Proposal 1	56,422,755	7,998,130	1,208,961	64,127,395

	For	Against	Abstain	Broker Non-Votes
Proposal 2	58,698,529	4,560,167	2,371,150	64,127,395

	1 Year	2 Years	3 Years	Abstain	Broker-Non Votes
Proposal 3	61,201,443	1,250,414	1,310,361	1,867,628	64,127,395

	For	Against	Abstain	Broker Non-Votes
Proposal 4	59,276,440	4,054,542	2,298,864	64,127,395

	For	Against	Abstain	Broker Non-Votes
Proposal 5	59,722,634	3,596,932	2,310,280	64,127,395

	For	Against	Abstain	Broker Non-Votes
Proposal 6	126,724,716	1,631,996	1,400,529	−

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Number	Exhibit

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES CAPITAL, INC.
June 18, 2026
	By:	/s/ Kiersten Zaza Botelho
Kiersten Zaza Botelho
Secretary